________________________________________________________________________________

                      UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K
              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  ------------


                                 November 13, 2002
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                Date of Report (Date of earliest event reported)


                                  Hybrid Fuels Inc.
          -------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)



                Nevada              0-29351             88-0384399
          ------------------- ----------------------- -----------------
          (State or Other      (Commission File No.)  (I.R.S. Employer
          Jurisdiction of                              Identification
          Incorporation)                               No.)

    PO Box 41118 RPOS Winfield, B.C., Canada           V1V 1Z2
          ------------------------------     -----------------------------
               (Address of Principal               (Zip Code)
                 Executive Offices)


                                 (250) 868-0600
          -------------------------------------------------------------
              (Registrant's telephone number, including area code)


                                      None
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)





















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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)      Exhibits

                  Exhibit No.    Description

                  99.01     Certification of CEO pursuant to 18 U.S.C.
                                 Section 1350, as adopted pursuant to Section
                                 906 of the Sarbanes-Oxley Act of 2002

                  99.02    Certification of CFO pursuant to 18 U.S.C.
                                 Section 1350, as adopted pursuant to Section
                                 906 of the Sarbanes-Oxley Act of 2002

Item 9.  Other Events and Regulation FD Disclosure

         On November 13, 2002, each of the Chief Executive Officer, Clay Larson, and Chief Financial Officer, John Morrison, of Hybrid Fuels, Inc. executed a Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

         A copy of each of these Certifications is attached hereto as an Exhibit (Exhibit Nos. 99.01 and 99.02).








































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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               Hybrid Fuels, Inc.



                                               By: /s/ Clay Larson
                                                  -----------------------
                                               Clay Larson
                                               President, CEO


Date: November 13, 2002













































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                                  EXHIBIT INDEX


Exhibit No.       Description

Exhibit 99.01      Certification of CEO pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Exhibit 99.02      Certification of CFO pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002


















































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